SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     February 27, 2003
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                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

       Delaware                          0-28815                06-1241321
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(State or other Jurisdiction           (Commission             (IRS Employer
 of Incorporation)                      File Number)         Identification No.)



13 North Street, Litchfield, Connecticut                           06759
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:   (860) 567-8752
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5. Other Events.
        -------------
        Cash Dividend.
        -------------

     The Board of Directors of First Litchfield Financial Corporation declared a $0.10 per share quarterly cash dividend at their February 27, 2003 Board Meeting.

     The quarterly cash dividend will be paid on April 25, 2003 to stockholders of record as of March 11, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 27, 2003               FIRST LITCHFIELD FINANCIAL CORPORATION



                                       By  /s/ Joseph J. Greco
                                           -------------------------------------
                                          Joseph J. Greco
                                          President and Chief Executive Officer